EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

692567 Ontario Limited	Ontario
757UA, Inc.	Delaware
767ER, Inc.	Delaware
AeroSpace Employees’ Superannuation Fund Pty Ltd	Australia
AeroSpace Technologies of Australia Limited	Australia
Aileron Inc.	Delaware
Akash, Inc.	Delaware
Aldford-1 Corporation	Delaware
Alteon Training Asia LLC	Korea, Republic of
Alteon Training Australia Pty Ltd	Australia
Alteon Training Holding UK Limited	United Kingdom
Alteon Training International Spain, S.L.	Spain
Alteon Training L.L.C.	Delaware
Alteon Training Leasing Corp.	Delaware
Alteon Training Mexico, S.A. de C.V.	Mexico
Alteon Training Services, Inc.	Delaware
Alteon Training Singapore Pte. Ltd.	Singapore
Alteon Training UK Limited	United Kingdom
Astro Limited	Bermuda
Astro-II, Inc.	Vermont
Atara Services Norway AS	Norway
Autometric, Inc.	Maryland
Autonetics, Inc. (Namesaver Only)	Delaware
Autonomous Underwater Ventures, LLC	Delaware
Aviall (Canada) Ltd.	Ontario
Aviall Airstocks Limited	Hong Kong
Aviall Asia Limited	Hong Kong
Aviall Australia Pty. Limited	Australia
Aviall de Mexico, S.A. de C.V.	Mexico
Aviall Japan Limited	Delaware
Aviall New Zealand
Aviall Product Repair Services, Inc.	Delaware
Aviall PTE LTD	Singapore
Aviall Services, Inc.	Delaware
Aviall UK Limited
Aviall, Inc.	Delaware
BCC (Aircraft Acquisitions) Limited	United Kingdom
BCC Aruba Leasing A.V.V.	Netherlands Antilles
BCC Bolongo Company	Delaware
BCC Bolongo Limited	Virgin Islands, U.S.
BCC Bucuti Leasing A.V.V.	Netherlands Antilles
BCC Carbita Point Company	Delaware
BCC Carbita Point Limited	Virgin Islands, U.S.
BCC Cascades Corporation	Delaware
BCC Charlotte Amalie Company	Delaware
BCC Charlotte Amalie Limited	Virgin Islands, U.S.

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

BCC Cove Corporation	Delaware
BCC Drakes Passage Company	Delaware
BCC Equipment Leasing Corporation	Delaware
BCC Grand Cayman Limited	Cayman Islands
BCC Hamilton	Bermuda
BCC Lindbergh Bay Company	Delaware
BCC Mafolie Hill Company	Delaware
BCC Magens Bay Company	Delaware
BCC Mahogany Company	Delaware
BCC Red Hook Company	Delaware
BCC Riverside Corporation	Delaware
BCC Shannon Leasing	Ireland
BCC St. George Leasing Limited	Bermuda
Beaufoy-1 Corporation	Delaware
BNA International Systems, Inc.	Delaware
BNA Operations International, Inc.	Delaware
BNJ Net Jets, Inc.	Delaware
BNJ Sales Company L.L.C.	Delaware
BNJ, Inc.	Delaware
Boeing – Corinth Co.	Delaware
Boeing – Irving Co.	Delaware
Boeing (Asia) Investment Limited, a Hong Kong company	Hong Kong
Boeing (Asia) Services Investment Limited, a Hong Kong company	Hong Kong
Boeing (China) Co., Ltd.	China
Boeing (Gibraltar) Holdings Limited	Gibraltar
Boeing (Gibraltar) Limited	Gibraltar
Boeing 100 North Riverside LLC	Illinois
Boeing Aerospace – TAMS, Inc.	Delaware
Boeing Aerospace (Malaysia) Sdn. Bhd.	Malaysia
Boeing Aerospace Australia Pty. Ltd.	Delaware
Boeing Aerospace Ltd.	Delaware
Boeing Aerospace Middle East Limited	Delaware
Boeing Aerospace Operations – International, Inc.	Delaware
Boeing Aerospace Operations, Inc.	Delaware
Boeing Aerospace Poland sp. z o.o.	Poland
Boeing Aerospace Switzerland, Inc.	Delaware
Boeing Airborne Surveillance Enterprises, Inc.	Delaware
Boeing Aircraft Holding Company	Delaware
Boeing Australia Commercial Aviation Services Pty Ltd	Australia
Boeing Australia Holdings Proprietary Limited	Australia
Boeing Australia Limited	Australia

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

Boeing Brasil Servicos Technicos Aeronauticos Ltda (an Brazil LLC)	Brazil
Boeing Business Services Company	Delaware
Boeing Canada Holding Ltd.	Alberta
Boeing Canada Operations Ltd.	Alberta
Boeing Capital Corporation	Delaware
Boeing Capital Leasing Limited	Ireland
Boeing Capital Loan Corporation	Delaware
Boeing Capital Securities Inc.	Delaware
Boeing Capital Services Corporation	Delaware
Boeing Capital Washington Corporation	Delaware
Boeing CAS GmbH	Germany
Boeing CAS Holding GmbH	Germany
Boeing Ceská s.r.o.	Czech Republic
Boeing China, Inc.	Delaware
Boeing Commercial Space Company	Delaware
Boeing Constructors, Inc.	Texas
Boeing Defence UK Limited	United Kingdom
Boeing Domestic Sales Corporation	Washington
Boeing Enterprises Australia, Inc.	Delaware
Boeing Financial Corporation	Washington
Boeing Finland Oy	Finland
Boeing Global Holdings Corporation	Delaware
Boeing Global Sales Corporation	Delaware
Boeing Global Services, Inc.	Delaware
Boeing Group United Kingdom Limited	United Kingdom
Boeing Hornet Enterprises, Inc.	Delaware
Boeing International B.V.	Netherlands
Boeing International B.V. & Co. Holding KGaA	Germany
Boeing International Corporation	Delaware
Boeing International Corporation India Private Limited	India
Boeing International Holdings, Ltd.	Bermuda
Boeing International Logistics Spares, Inc.	Delaware
Boeing International Overhaul & Repair Inc.	Delaware
Boeing International Sales Corporation	Washington
Boeing International Support Services Company Saudi Arabia Limited	Saudi Arabia
Boeing Investment Company, Inc.	Delaware
Boeing Ireland Limited	Ireland
Boeing Launch Services, Inc.	Delaware
Boeing Leasing Company	Delaware

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

Boeing Logistics Spares, Inc.	Delaware
Boeing LTS, Inc.	Delaware
Boeing Management Company	Delaware
Boeing Middle East Limited	Delaware
Boeing Netherlands B.V.	Netherlands
Boeing Netherlands C.V.	Netherlands
Boeing Netherlands Leasing, B.V.	Netherlands
Boeing Nevada, Inc.	Delaware
Boeing North American Space Alliance Company	Delaware
Boeing North American Space Operations Company	Delaware
Boeing Norwegian Holdings AS	Norway
Boeing of Canada Ltd.	Delaware
Boeing Offset Company Inc.	Delaware
Boeing Operations International, Incorporated	Delaware
Boeing Overseas, Inc.	Delaware
Boeing Phantom Works Investments, Inc.	Delaware
Boeing Pharmacy, Inc.	Delaware
Boeing Precision Gear, Inc.	Delaware
Boeing Realty Corporation	California
Boeing Research & Technology Europe, S.L.	Spain
Boeing Russia, Inc.	Delaware
Boeing Sales Corporation	Guam
Boeing Satellite Systems International, Inc.	Delaware
Boeing Satellite Systems, Inc.	Delaware
Boeing Service Company	Texas
Boeing Space Operations Company	Delaware
Boeing Spain, Ltd.	Delaware
Boeing Stellar Holdings B.V.	Netherlands
Boeing Stores, Inc.	Delaware
Boeing Superannuation Pty. Ltd.	Australia
Boeing Support Services, Inc.	Delaware
Boeing Sweden Holdings AB	Sweden
Boeing Travel Management Company	Delaware
Boeing United Kingdom Limited	United Kingdom
Boeing Worldwide Holdings B.V.	Netherlands
Boeing Worldwide Operations Limited	Bermuda
Boeing-SVS, Inc.	Nevada
CAG, Inc.	Oregon
Canard Holdings, Inc.	Delaware
Carmen Options Sweden AB	Sweden
CBSA Leasing II, Inc.	Delaware
CBSA Leasing, Inc.	Delaware
CBSA Partners, LLC	Delaware

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

Chartworx Holland B.V.	Holland
C-Map Australia Pty Ltd.	Australia
C-Map Baltic Ltd.	Estonia
C-Map Commercial, Inc.	Massachusetts
C-Map Hellas Ltd.	Greece
C-Map Holland B.V.	Netherlands
C-Map India Pvt. Ltd.	India
C-Map Italia S.r.l.	Italy
C-Map Japan Inc.	Japan
C-Map Korea Co., Ltd.	Korea, Republic of
C-Map Ltd.	United Kingdom
C-Map Malaysia Sdn. Bhd.	Malaysia
C-Map Marine Forecast AS	Norway
C-Map Poland Sp.zo.o	Poland
C-Map South Africa Pty Ltd	South Africa
C-Map Ukraine	Ukraine
C-Map USA, Inc.	Delaware
Connexion by Boeing Eastern Europe Limited Liability	Russian Federation
Connexion by Boeing Ireland Limited	Ireland
Connexion By Boeing Of Canada Company	Canada
Conquest, Inc.	Maryland
Continental DataGraphics Limited	United Kingdom
Continental Graphics Corporation	Delaware
Continental Graphics Holdings, Inc.	Delaware
Cougar, Ltd.	Bermuda
Cruise L.L.C.	Russian Federation
Delmar Photographic & Printing Company	North Carolina
Dillon, Inc.	Delaware
Douglas Express Limited	Virgin Islands, U.S.
Douglas Federal Leasing Limited	Virgin Islands, U.S.
Douglas Leasing Inc.	Delaware
DP Properties, L. P.	Delaware
Falcon II Leasing Limited	Virgin Islands, U.S.
Falcon Leasing Limited	Virgin Islands, U.S.
Frontier Systems, Inc.	California
FSBTI Argentina S.R.L.	Argentina
Gaucho-1 Inc.	Delaware
Gaucho-2 Inc.	Delaware
Hanway Corporation	Delaware
Hawk Leasing, Inc.	Delaware
Hawker de Havilland Aerospace Pty Limited	Australia
Hawker de Havilland Components Pty Limited	New South Wales
Hawker de Havilland Equipment Pty Limited	Western Australia
Hawker de Havilland Holdings Pty Limited	New South Wales
Hawker de Havilland Inc. (INACTIVE)	California

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

Hawker de Havilland Pty Ltd	New South Wales
Hawker de Havilland Victoria Pty Limited	Victoria
ILS eBusiness Services, Inc.	Delaware
Integrated Chemical Management Solutions, Inc.	Delaware
Intellibus Network Solutions, Inc.	Delaware
Inventory Locator Service, LLC	Delaware
Inventory Locator Service-UK, Inc.	Delaware
Jeppesen (Canada) Ltd.	Quebec
Jeppesen Asia/Pacific Ptd. Ltd.	Singapore
Jeppesen Australia Pty. Ltd.	Australia
Jeppesen DataPlan, Inc.	Delaware
Jeppesen Estonia	Estonia
Jeppesen GmbH	Germany
Jeppesen Italia S.r.l.	Italy
Jeppesen Marine UK	United Kingdom
Jeppesen Marine, Inc.	Delaware
Jeppesen Norway AS	Norway
Jeppesen Optimization Solution AB	Sweden
Jeppesen Optimization Solutions Holding Pty Ltd	Australia
Jeppesen Optimization Solutions Pty Ltd	Australia
Jeppesen Optimization Solutions UK Ltd	United Kingdom
Jeppesen Optimization Solutions, Inc.	Delaware
Jeppesen S.A.	South Africa
Jeppesen Sanderson, Inc.	Delaware
Jeppesen Systems AB	Sweden
Jeppesen Systems, Inc.	New York
Jeppesen U.K. Limited	United Kingdom
Kunming Alteon Boeing Advanced Flight Training Co., Ltd.	China
Kuta-One Aircraft Corporation, Limited	Delaware
Kuta-Two Aircraft Corporation	Delaware
Kystatlas AS	Norway
Longacres Park, Inc.	Washington
McDonnell Douglas Aircraft Finance Corporation	Delaware
McDonnell Douglas Arabia, Limited	Saudi Arabia
McDonnell Douglas Corporation	Maryland
McDonnell Douglas Dakota Leasing, Inc.	Delaware
McDonnell Douglas Express, Inc.	Delaware
McDonnell Douglas F-15 Technical Services Company, Inc.	Delaware
McDonnell Douglas Foreign Sales Corporation	Virgin Islands, U.S.
McDonnell Douglas Helicopter Company	Delaware
McDonnell Douglas Helicopter Support Services, Inc.	Delaware
McDonnell Douglas Indonesia Leasing, Inc.	Delaware
McDonnell Douglas Middle East, Ltd.	Delaware

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

McDonnell Douglas Services, Inc.	Missouri
McDonnell Douglas Truck Services, Inc.	Delaware
MD Indonesia Limited	Virgin Islands, U.S.
MDAFC - Nashville Company	Delaware
MD-Air Leasing Limited	Virgin Islands, U.S.
MDFC - Aircraft Leasing Company	Delaware
MDFC - Aircraft Leasing Limited	Virgin Islands, U.S.
MDFC - Carson Company	Delaware
MDFC - Carson Limited	Virgin Islands, U.S.
MDFC - Express Leasing Company	Delaware
MDFC - Express Leasing Limited	Virgin Islands, U.S.
MDFC - Knoxville Company	Delaware
MDFC - Knoxville Limited	Virgin Islands, U.S.
MDFC - Lakewood Company	Delaware
MDFC - Memphis Company	Delaware
MDFC - Memphis Limited	Virgin Islands, U.S.
MDFC - Reno Company	Delaware
MDFC - Sierra Company	Delaware
MDFC - Spring Limited	Virgin Islands, U.S.
MDFC - Tahoe Company	Delaware
MDFC Spring Company	Delaware
MD-Federal Holding Company	Delaware
Montana Aviation Research Company	Delaware
Morintech Ltd.	Russia
ORCAS Leasing B.V.	Netherlands
Pacific Business Enterprises, Inc.	Delaware
Preston Aviation Solutions Inc.	Virginia
Preston Aviation Solutions Limited	United Kingdom
Preston Aviation Solutions Pty Ltd	Australia
Processing Properties, Inc.	Delaware
Raven Leasing, Inc.	Delaware
RGL-1 Corporation	Delaware
RGL-2 Corporation	Delaware
RGL-3 Corporation	Delaware
RGL-4 Corporation	Delaware
RGL-5 Corporation	Delaware
RGL-6 Corporation	Delaware
Solhoi AS	Norway
Spectrolab, Inc.	California
Sunshine Leasing Company-1	Delaware
Taiko Leasing, Inc.	Delaware
Team Apache Systems, LLC	Delaware
Thayer Leasing Company-1	Delaware
The Boeing Company	Delaware
Wingspan, Inc.	Delaware
World Navigation Management B.V.	Holland
Yunnan Alteon Boeing Advanced Flight Training Co., Ltd	China

Total Number of Subsidiaries: 305